United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
July 25, 2007

UTi Worldwide Inc.
(Exact name of Registrant as Specified in its Charter)

000-31869
(Commission File Number)

British Virgin Islands	N/A
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

9 Columbus Centre, Pelican Drive	c/o UTi, Services, Inc.
Road Town, Tortola	100 Oceangate, Suite 1500
British Virgin Islands	Long Beach, CA 90802 USA
(Addresses of Principal Executive Offices)

562.552.9400
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

UTi Worldwide Inc.
Current Report on Form 8-K

Item 3.03.  Material Modification to Rights of Security Holders.

The information contained in or incorporated by reference into Item 5.03 of this Current Report is hereby incorporated by reference into this Item 3.03.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In light of the repeal of the International Business Companies Act (Cap 291) by the BVI Business Companies Act, 2004 (No. 16 of 2004) (the “Act”) effective as of January 1, 2007, the board of directors of UTi Worldwide Inc. (the “Company”) approved the amendment and restatement of the Memorandum and Articles of Association of the Company, which were mainly revised to conform to the provisions of the Act.  As a result of these conforming changes, clauses and regulations of the amended and restated memorandum of association (the “Memorandum”) and the amended and restated articles of association (the “Articles”), respectively, were re-organized and re-numbered.

Amended and Restated Memorandum of Association

On July 25, 2007, the Company filed the Memorandum, as adopted by the board of directors of the Company, with the Registry of Corporate Affairs of the British Virgin Islands.  The Memorandum became effective upon filing.  In addition to other changes and clarifications, the Memorandum was amended as follows:

•
Clause 7.2 (former Clause 8(2)) was revised to provide that the rights, privileges, restrictions and conditions attaching to the preferred shares may be fixed only by an amendment to the Memorandum.  While the current Memorandum provides that the directors have the power to fix such rights, privileges, restrictions and conditions by resolution (which was permitted under the prior statute), the Act requires that the rights, privileges, restrictions and conditions must be set forth in the Memorandum.

•
Clauses 11.1 and 11.2 (former Clauses 11(a) and (b)) were revised to condition the approval of the shareholders of an amendment to Memorandum or the Articles of Association on the prior approval of such amendment by the board of directors of the Company.  Former Clauses 11(a) and 11(b) provided that the shareholders could amend the Memorandum and the Articles (by a supermajority vote of 662/3% in certain cases) without prior approval of the directors.

•	Clause 11.2 was amended to update the references to the re-numbered clauses and regulations of the Memorandum and the Articles and to include Regulation 25 of the Articles.

The above description of the Memorandum and amendments thereto is qualified in its entirety by reference to the copy of the Amended and Restated Memorandum of Association which is filed as Exhibit 3.1 to this Current Report on Form 8-K and a copy of the original Amended and Restated Memorandum of Association which is filed as Exhibit 3.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on October 26, 2005, each of which is incorporated herein by reference.

Amended and Restated Articles of Association

On July 25, 2007, the Company filed the Articles, as adopted by the board of directors of the Company, with the Registry of Corporate Affairs of the British Virgin Islands.  The Articles became effective upon filing.  In addition to other changes and clarifications, the Articles were amended as follows:

•
Sub-Regulation 3.14 (former Regulation 22) was revised to clarify that it does not restrict the Company from voting shares that it holds in a fiduciary capacity.  Former Regulation 22 restricted the Company from voting treasury shares or any shares that are held by an entity of which the Company holds 50% or more of the voting power.

•
Sub-Regulation 8.4 (former Regulation 53) was revised to provide that a special meeting of the shareholders may be requested by shareholders holding at least 30% of the votes of the outstanding voting shares as now required by the Act.  Formerly, Regulation 53 required that the shareholders hold at least 50% of the votes of the outstanding shares before they could request a special meeting.  Further, Sub-Regulation 8.4 was revised to clarify that the written request submitted by a shareholder calling for a special meeting must specify the purposes of the special meeting in accordance with the relevant Regulations of the Articles.

•
Sub-Regulation 8.16(b) was clarified to provide that the only business set forth in the notice of special meeting delivered by resolution of the directors shall be conducted at a special meeting of the shareholders.

•
Sub-Regulation 8.17 (former Regulation 66) was revised to clarify the timing of delivery of notices of shareholder proposals of business for annual meetings.  Formerly, Regulation 66 provided that if the date of any annual meeting of the shareholders changes by more than 30 days from the anniversary date of last year’s annual meeting, the shareholders were allowed to deliver a notice not later than the tenth day following the day on which public disclosure is first made by the Company of the date of the annual meeting.  Sub-Regulation 8.17 was revised to provide that in the event the date of the annual meeting is changed as described above, the shareholder notice must be delivered not earlier than 90 days prior to the annual meeting and not later than the later of (i) 60 days prior to such annual meeting or (ii) the tenth day following the day on which public disclosure is first made by the Company of the date of the annual meeting.  Furthermore, Sub-Regulation 8.17 was revised to specify additional information that is required to be set forth in such notice.

•
Sub-Regulation 9.2 (which replaced former Regulation 75) provides that the Board has the power to fix the exact number of directors by a resolution of the directors, as opposed to requiring an amendment to the Articles.

•
Sub-Regulation 10.1(c) (former Regulation 79(c)) has been revised to clarify that the board of directors of the Company will designate the class (i.e., A, B or C) of any directors elected at special meeting of the shareholders.  Previously, Regulation 79(c) provided the shareholders would make the designation.

•
Regulations 10.3(b) and 10.4(a) (former Regulation 81) were revised to clarify the procedure for nominating directors for election at annual and special meetings.  Like Sub-Regulation 8.17, Regulation 10.4(a) was revised to clarify the timing of delivery of notices of shareholder nominations for annual meetings. The timing of delivery of nominations set forth in Sub-Regulation 10.4(a) mirror the timing of proposals of business set forth in Sub-Regulation 8.17.

•
Sub-Regulation 11.1(h) (former Regulation 84) was revised to allow the shareholders to only be able to remove a director for cause by a supermajority vote.  Formerly, Regulation 84 provided that the shareholders could remove a director from office by a majority vote for cause or by a supermajority vote without cause.

•
Regulation 14 (former Regulations 90-97) and Regulation 15 (former Regulations 98-105) have been revised to track the provisions relating to the power and proceedings of directors set forth in the Act.

•
Former Regulation 106 provided that no committee of directors may have the power to amend the Memorandum or the Articles, to appoint directors, officers or agents of the Company or fix their emoluments.  Sub-Regulation 16.2 supersedes former Regulation 106 and, in addition to the powers listed in the preceding sentence, prohibits committees of the directors from approving a plan of merger, consolidation or arrangement, making a declaration of solvency or approving a liquidation plan or making a determination that immediately after a proposed dividend that the value of the Company’s assets will exceed its liabilities and that the Company will be able to pay its debts when due.

•
Sub-Regulations 17.5 through 17.8 reflect provisions of the Act that allow the board of directors of the Company to appoint any person as an agent of the Company.  As set forth in Sub-Regulation 17.6, agents shall have the power and authority set forth in the resolutions of the directors, but may not take certain specified actions.

•	Regulation 25 was added to the Articles and is based substantially on Section 203 of the Delaware General Corporation Law.

•
Regulation 27 replaces former Regulation 146 and has been revised to require a supermajority vote of the shareholders to cause the Company to commence a voluntary liquidation.  Former Regulation 146 provided that the shareholders could cause the Company to commence voluntary liquidation by a majority vote.  Furthermore, Regulation 27, unlike former Regulation 146, gives the board of directors of the Company the authority to commence a voluntary liquidation.

The above description of the Articles and the amendments thereto is qualified in its entirety by reference to the copy of the Amended and Restated Articles of Association which is filed as Exhibit 3.2 to this Current Report on Form 8-K and a copy of the original Amended and Restated Articles of Association which is filed as Exhibit 3.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on January 16, 2006, each of which is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Memorandum of Association

3.2	Amended and Restated Articles of Association

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UTi Worldwide Inc.

Date: July 31, 2007	By:	/s/ Lance D’Amico
Lance D’Amico
Senior Vice President and Global General Counsel

Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Memorandum of Association

3.2	Amended and Restated Articles of Association